Exhibit 10.44

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of the 18th day of December, 2012, and is by and among ARI COMPONENT VENTURE LLC, a Delaware limited liability company (in its capacity as Co-Administrative Agent for all Lenders, “ARI Co-Administrative Agent”), AMSTED RAIL COMPANY, INC., a Delaware corporation and successor to ASF-Keystone, Inc. (in its capacity as Co-Administrative Agent for all Lenders, “Amsted Co-Administrative Agent” and, together with ARI Co-Administrative Agent, collectively, the “Administrative Agent”), the undersigned Lenders and AXIS OPERATING COMPANY LLC, a Delaware limited liability company (“Borrower”).

W I T N E S S E T H:

WHEREAS, immediately prior to giving effect to the transactions referenced in the next recital, Bank of America, N.A., a national banking association, successor by merger to LaSalle Bank National Association (in its capacity as Administrative Agent for the Prior Lenders, “Prior Administrative Agent”), the Prior Lenders referred to below and Borrower were parties to that certain Credit Agreement, dated as of December 28, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, on August 5, 2009, (i) Bank of America, N.A., The CIT Group/Equipment Financing, Inc. and First Bank (collectively, the “Prior Lenders”) assigned 100% of the Loans and their rights under the Loan Documents to the Lenders, (ii) the Prior Administrative Agent resigned as Administrative Agent under the Credit Agreement and the ARI Co-Administrative Agent and the Amsted Co-Administrative Agent were appointed, collectively, as Administrative Agent for the Lenders under the Credit Agreement and (iii) the Administrative Agent, the Lenders and the Borrower entered into the Fourth Amendment to Credit Agreement; and

WHEREAS, Borrower has requested that Administrative Agent and Lenders further amend the Credit Agreement in certain respects as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by amending and restating the following defined term:

“Termination Date means the earlier of (a) December 31, 2013 or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.”

(b) Section 1.1 of the Credit Agreement is amended by amending and restating the following defined term:

“Term Loans—see Section 2.1.2.”

(c) Section 6.4.2 of the Credit Agreement is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

“6.4.2. Term Loans. The Term Loan shall be paid in twenty-eight (28) installments, each in the respective amount set forth on Exhibit 6.4.2 attached hereto, commencing on March 31, 2013 and continuing on the last day of each Fiscal Quarter thereafter. Unless sooner paid in full, the outstanding principal balance of the Term Loan shall be paid in full on the Term Loan Maturity Date.”

2. Conditions to Effectiveness. This Amendment shall be effective upon consummation of each of the following conditions:

(a) Administrative Agent shall have received a fully-executed copy of this Amendment, together with the Consent and Reaffirmation of the Guarantor attached hereto and such other documents, agreements and instruments as Administrative Agent may require, each in form and substance reasonably acceptable to Administrative Agent;

(b) Administrative Agent shall have received a fully-executed copy of the resolutions of the Executive Committee of the Guarantor and the Board of Directors of the Borrower in the form attached hereto as Exhibit A;

(c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Administrative Agent and its legal counsel; and

(d) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

3. Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and Lenders that:

(a) The execution, delivery and performance by Borrower of this Amendment and each of the other agreements, instruments and documents contemplated hereby are within its limited liability company power, have been duly authorized by all necessary limited liability company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to any Transaction Party, the certificate of formation and limited liability company agreement of any Transaction Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon any Transaction Party or any of their property;

(b) Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment and the documents and agreements contemplated thereby, are the legal, valid and binding obligation of the Transactions Parties which are parties thereto, enforceable against such Transaction Party, in accordance with its terms;

(c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), shall be deemed fully incorporated herein by this reference, and shall have the same force and effect as if such had been made on and as of the date hereof.

(d) The Transaction Parties have performed all of their respective obligations under the Credit Agreement and the other Loan Documents to be performed by them on or before the date hereof and as of the date hereof, the Transaction Parties are in compliance with all applicable terms and provisions of the Credit Agreement and each of the other Loan Documents to be observed and performed by it and no Event of Default or Unmatured Event of Default has occurred and is continuing.

4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable (other than with respect to a material provision or term of this Amendment) shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5. References. Administrative Agent, Lenders and Borrower hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as amended by this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts, in original, facsimile or other authenticated electronic transmission, and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7. Continued Effectiveness. Except as specifically set forth herein, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect according to its terms.

8. Costs and Expenses. Borrower hereby agrees that all expenses incurred by Administrative Agent and Lenders in connection with the preparation, negotiation and closing of this Amendment and the transactions contemplated hereby, including without limitation reasonable attorneys’ fees and expenses, shall be part of the Obligations.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10. Binding Agreement. This Amendment shall be binding upon Borrower, Administrative Agent and Lenders and their respective successors and assigns.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed as of, and is effective as of, the day and year first written above.

AXIS OPERATING COMPANY, LLC, as Borrower

By	/s/ Michael Obertop
Its Secretary

ARI COMPONENT VENTURE LLC, as co-Administrative Agent, as co-Issuing Lender and as a Lender

By	/s/ James Cowan
Its President and C.E.O.

AMSTED RAIL COMPANY, INC., as co-Administrative Agent, as co-Issuing Lender and as a Lender

By	/s/ John Wories
Its President

Signature Page to Seventh Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned hereby (a) acknowledges receipt of a copy of the foregoing Seventh Amendment to Credit Agreement (the “Amendment”); (b) consents to Borrower’s execution and delivery of the Amendment; (c) agrees to be bound by the Amendment; (d) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party; and (e) reaffirms that such Loan Documents shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Administrative Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

AXIS, LLC

By:	/s/ Michael Obertop
Title: Secretary

Consent and Reaffirmation to Seventh Amendment to Credit Agreement